UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-07512

Dreyfus Premier Worldwide Growth Fund, Inc.
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166
(Address of principal executive offices) (Zip code)

Bennett A. MacDougall, Esq. 200 Park Avenue New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6400

Date of fiscal year end:	10/31
Date of reporting period:	04/30/18

FORM N-CSR

Item 1.       Reports to Stockholders.

Dreyfus Worldwide Growth Fund

SEMIANNUAL REPORT April 30, 2018

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The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

Dreyfus Worldwide Growth Fund	The Fund

A LETTER FROM THE PRESIDENT OF DREYFUS

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Worldwide Growth Fund, covering the six-month period from November 1, 2017 through April 30, 2018. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Heightened volatility has returned to the financial markets. After a period of unusually mild price swings in 2017, inflation concerns, geopolitical tensions and potential trade disputes caused volatility to increase substantially over the opening months of 2018. As a result, U.S. stocks and bonds either produced flat returns or lost a degree of value over the first four months of the year.

Stocks set a series of new record highs through January 2018 before market volatility took its toll, enabling stocks across all capitalization ranges to produce positive returns for the full six-month reporting period. Stocks gained value amid growing corporate earnings, improving global economic conditions and the enactment of tax reform legislation and other government policy reforms. In contrast, most sectors of the U.S. bond market lost a degree of value when short-term interest rates climbed, inflation expectations increased and yield differences began to widen between corporate-backed bonds and U.S. Treasury securities.

In our judgment, underlying market fundamentals remain strong, characterized by sustained economic growth, a robust labor market and strong consumer and business confidence. We expect these favorable conditions to persist, but we remain aware of economic and political developments that could negatively affect the markets. As always, we encourage you to discuss the risks and opportunities of today’s investment environment with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

Renee Laroche-Morris
President
The Dreyfus Corporation
May 15, 2018

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from November 1, 2017 through April 30, 2018, as provided by portfolio manager Fayez Sarofim of Fayez Sarofim & Co., Sub-Investment Adviser

Market and Fund Performance Overview

For the six-month period ended April 30, 2018, Dreyfus Worldwide Growth Fund’s Class A shares produced a total return of 0.29%, Class C shares returned -0.07%, Class I shares returned 0.42%, and Class Y shares returned 0.46%.1 For the same period, the fund’s benchmark, the MSCI World Index (the “Index”), produced a 3.40% total return.2

Global equities advanced moderately during the reporting period amid improving economic prospects and better-than-expected corporate earnings. The fund lagged its benchmark due to shortfalls in our country and sector allocation strategies.

The Fund’s Investment Approach

The fund seeks long-term capital growth consistent with the preservation of capital; current income is a secondary goal. To pursue its goals, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in the common stock of U.S. and foreign companies. The fund will normally invest at least 25% of its assets in foreign companies and at least 25% of its assets in U.S. companies. The fund focuses on “blue-chip” multinational companies with total market values of more than $5 billion. “Blue-chip” companies are established companies that are considered “known quantities.” These companies often have a long record of profit growth and dividend payment and a reputation for quality management products and services. Multinational companies are large, established, globally managed companies that manufacture and distribute their products and services throughout the world.

In choosing stocks, the fund’s portfolio managers first identify economic sectors that they believe will expand over the next three to five years or longer. Using fundamental analysis, the fund’s portfolio managers then seek companies within these sectors that have demonstrated sustained patterns of profitability, strong balance sheets, an expanding global presence and the potential to achieve predictable, above-average earnings growth. The fund also invests in U.S. dollar-denominated American Depositary Receipts (ADRs).

The fund employs a “buy-and-hold” investment strategy, which is an investment strategy characterized by a low portfolio turnover rate, which helps reduce the fund’s trading costs and minimizes tax liability by limiting the distribution of capital gains.3

Volatility Returned to Equity Markets in 2018

After rallying from the start of the reporting period through January 2018, the Index recorded back-to-back declines in February 2018 and March 2018, but recovered in April 2018 to end the six-month reporting period with a low-single-digit return. Heightened market volatility during the first quarter of 2018 stemmed from worries about a faster-than-expected pace of central bank tightening and escalating international trade tensions.

The Index’s advance for the reporting period overall was paced by gains in the United States, Japan, and the United Kingdom. Sector leadership rotated amid increased market volatility, but the consumer discretionary sector proved to be the leading segment of the Index with a

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

double-digit increase. The energy sector also fared relatively well, aided by a rally in crude oil prices due to tighter supply conditions and rising demand, while the utilities and consumer staples sectors were the reporting period’s weakest sectors and posted losses.

Country and Sector Allocations Dampened Results

The fund trailed the Index in part due to the net impact of its country weightings, as the benefits of an overweighted allocation to France were more than offset by an overweighted presence in Switzerland and a lack of exposure to Japan. The fund’s exposure to U.S. stocks was relatively in line with that of the Index. Our sector allocation strategy also constrained relative results, mainly as a result of an overweighted emphasis on traditionally defensive businesses in the consumer staples sector. An emphasis on major integrated oil companies in the energy sector and unfavorable security selections in the information technology and health care sectors also weighed on relative results. The largest detractors from returns were Philip Morris International, Facebook, Nestlé, Altria, and British American Tobacco.

The fund’s relative performance benefited from underweighted exposure to and favorable security selections in the industrials sector. Security selections among consumer discretionary stocks also proved advantageous and tempered the negative impact of an underweighted position in the sector. The fund’s holdings in the financials sector and a lack of exposure to the lagging utilities sector also added value. The largest positive contributors to the fund’s results included LVMH Moët Hennessy Louis Vuitton, Microsoft, Twenty-First Century Fox, L’Oréal, and Visa.

Finding Stable Industry Leaders in a Volatile Market

We expect above-trend economic growth, robust corporate profitability, and fiscal stimulus to create opportunity for equity returns over the remainder of 2018. However, with inflation slowly accelerating and central banks withdrawing stimulus, markets are likely to face problems in the future. In this environment, we intend to continue to focus the fund’s security selection process on large, high-quality, multinational companies with sound profit fundamentals, best-in-class business models, entrenched market positions, and highly stable revenue streams. We believe that these multinational companies have the competitive advantages and scale to sustain earnings growth over the long term, while their established records of increasing shareholder value provide the potential for a buffer against future increases in market volatility.

May 15, 2018

1 Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

2 Source: Lipper Inc. — Reflects reinvestment of net dividends and, where applicable, capital gain distributions. The MSCI World Index is a free float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of developed markets. Investors cannot invest directly in any index.

3 Achieving tax efficiency is not a part of the fund’s investment objective, and there can be no guarantee that the fund will achieve any particular level of taxable distributions in future years. In periods when the manager has to sell significant amounts of securities (e.g., during periods of significant net redemptions or changes in index components), the fund can be expected to be less tax-efficient than during periods of more stable market conditions and asset flows.

Equities are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Worldwide Growth Fund from November 1, 2017 to April 30, 2018. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended April 30, 2018

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$5.86	$9.32	$4.52	$4.13
Ending value (after expenses)	$1,002.90	$999.30	$1,004.20	$1,004.60

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended April 30, 2018

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$5.91	$9.39	$4.56	$4.16
Ending value (after expenses)	$1,018.94	$1,015.47	$1,020.28	$1,020.68

† Expenses are equal to the fund’s annualized expense ratio of 1.18% for Class A, 1.88% for Class C, .91% for Class I and .83% for Class Y, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS
April 30, 2018 (Unaudited)

Description	Shares		Value ($)
Common Stocks - 99.3%
Banks - 2.2%
JPMorgan Chase & Co.	122,725		13,350,025
Consumer Durables & Apparel - 4.9%
Hermes International	13,201		8,529,363
LVMH Moet Hennessy Louis Vuitton	62,975		21,920,175
			30,449,538
Consumer Services - 2.0%
McDonald's	74,900		12,541,256
Diversified Financials - 5.7%
BlackRock	30,175		15,736,262
Eurazeo	97,229		8,514,260
State Street	113,175		11,292,602
			35,543,124
Energy - 7.7%
Chevron	141,100		17,653,021
Exxon Mobil	244,033		18,973,566
Imperial Oil	132,300	[a]	4,118,499
Total, ADR	109,875		6,879,274
			47,624,360
Food, Beverage & Tobacco - 22.6%
Altria Group	235,100		13,191,461
Anheuser-Busch InBev	56,900		5,633,628
British American Tobacco, ADR	182,850		9,987,267
Coca-Cola	388,200		16,774,122
Constellation Brands, Cl. A	16,000		3,730,080
Danone, ADR	581,575	[a]	9,456,410
Diageo, ADR	94,950	[a]	13,479,102
Nestle, ADR	315,175		24,381,938
PepsiCo	98,400		9,932,496
Philip Morris International	406,700		33,349,400
			139,915,904
Health Care Equipment & Services - 1.6%
Abbott Laboratories	170,425		9,906,805
Household & Personal Products - 5.2%
L'Oreal, ADR	672,475	[a]	32,137,580
Insurance - 2.5%
Chubb	90,100		12,223,867
Zurich Insurance Group	9,550		3,046,366
			15,270,233
Materials - 1.7%
Air Liquide, ADR	400,112	[a]	10,388,908

Description		Shares		Value ($)
Common Stocks - 99.3% (continued)
Media - 4.2%
Comcast, Cl. A		315,175		9,893,343
Twenty-First Century Fox, Cl. A		294,225		10,756,866
Walt Disney		50,875		5,104,289
				25,754,498
Pharmaceuticals, Biotechnology & Life Sciences - 9.4%
AbbVie		136,950		13,222,523
Johnson & Johnson		52,050		6,583,805
Novartis, ADR		62,775		4,814,215
Novo Nordisk, ADR		254,550		11,948,577
Roche Holding, ADR		776,425		21,584,615
				58,153,735
Semiconductors & Semiconductor Equipment - 6.2%
ASML Holding		70,950	[a]	13,370,527
Infineon Technologies		243,750		6,242,791
Texas Instruments		187,050		18,972,481
				38,585,799
Software & Services - 14.2%
Alphabet, Cl. C		14,375	[b]	14,624,119
Facebook, Cl. A		169,625	[b]	29,175,500
Microsoft		307,975		28,801,822
Visa, Cl. A		121,450	[a]	15,409,576
				88,011,017
Technology Hardware & Equipment - 6.0%
Apple		225,185		37,214,073
Transportation - 3.2%
Canadian Pacific Railway		74,575		13,605,463
Union Pacific		44,700		5,973,261
				19,578,724
Total Common Stocks (cost $265,858,890)				614,425,579
	Current Yield (%)
Other Investment - .3%
Registered Investment Company;
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $1,619,584)	1.71	1,619,584	[c]	1,619,584

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Current Yield (%)	Shares		Value ($)
Investment of Cash Collateral for Securities Loaned - 2.6%
Registered Investment Company;
Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares (cost $16,077,313)	1.67	16,077,313	[c]	16,077,313
Total Investments (cost $283,555,787)		102.2%		632,122,476
Liabilities, Less Cash and Receivables		(2.2%)		(13,529,074)
Net Assets		100.0%		618,593,402

ADR—American Depository Receipt

aSecurity, or portion thereof, on loan. At April 30, 2018, the value of the fund’s securities on loan was $21,220,014 and the value of the collateral held by the fund was $21,861,496, consisting of cash collateral of $16,077,313 and U.S. Government & Agency securities valued at $5,784,183.

bNon-income producing security.

cInvestment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †	Value (%)
Food, Beverage & Tobacco	22.6
Software & Services	14.2
Pharmaceuticals, Biotechnology & Life Sciences	9.4
Energy	7.7
Semiconductors & Semiconductor Equipment	6.2
Technology Hardware & Equipment	6.0
Diversified Financials	5.7
Household & Personal Products	5.2
Consumer Durables & Apparel	4.9
Media	4.2
Transportation	3.2
Money Market Investments	2.9
Insurance	2.5
Banks	2.2
Consumer Services	2.0
Materials	1.7
Health Care Equipment & Services	1.6
102.2

† Based on net assets.

See notes to financial statements.

STATEMENT OF INVESTMENTS IN AFFILIATED ISSUERS (Unaudited)

Registered Investment Companies	Value 10/31/17 ($)	Purchases ($)	Sales ($)	Value 4/30/18 ($)	Net Assets (%)	Dividends/ Distributions ($)
Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares	15,464,273	173,390,221	172,777,181	16,077,313	2.6	—
Dreyfus Institutional Preferred Government Plus Money Market Fund	6,020,913	29,251,172	33,652,501	1,619,584.3		10,992
Total	21,485,186	202,641,393	206,429,682	17,696,897	2.9	10,992

STATEMENT OF ASSETS AND LIABILITIES
April 30, 2018 (Unaudited)

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $21,220,014)—Note 1(c):
Unaffiliated issuers	265,858,890	614,425,579
Affiliated issuers	17,696,897	17,696,897
Cash		105,337
Dividends and securities lending income receivable		3,265,589
Receivable for shares of Common Stock subscribed		355,835
Prepaid expenses		51,185
		635,900,422
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)		561,017
Liability for securities on loan—Note 1(c)		16,077,313
Payable for shares of Common Stock redeemed		535,959
Accrued expenses		132,731
		17,307,020
Net Assets ($)		618,593,402
Composition of Net Assets ($):
Paid-in capital		230,914,795
Accumulated undistributed investment income—net		988,668
Accumulated net realized gain (loss) on investments		38,119,975
Accumulated net unrealized appreciation (depreciation) on investments and foreign currency transactions		348,569,964
Net Assets ($)		618,593,402

Net Asset Value Per Share	Class A	Class C	Class I	Class Y
Net Assets ($)	427,786,026	19,804,751	134,831,586	36,171,039
Shares Outstanding	8,250,121	434,540	2,583,955	693,701
Net Asset Value Per Share ($)	51.85	45.58	52.18	52.14

See notes to financial statements.

STATEMENT OF OPERATIONS
Six Months Ended April 30, 2018 (Unaudited)

Investment Income ($):
Income:
Cash dividends (net of $610,697 foreign taxes withheld at source):
Unaffiliated issuers	8,518,565
Affiliated issuers	10,992
Income from securities lending—Note 1(c)	24,968
Total Income	8,554,525
Expenses:
Management fee—Note 3(a)	2,443,999
Shareholder servicing costs—Note 3(c)	923,340
Distribution fees—Note 3(b)	103,072
Professional fees	47,878
Registration fees	39,516
Custodian fees—Note 3(c)	39,308
Directors’ fees and expenses—Note 3(d)	25,083
Prospectus and shareholders’ reports	22,673
Loan commitment fees—Note 2	6,314
Interest expense—Note 2	499
Miscellaneous	18,585
Total Expenses	3,670,267
Less—reduction in fees due to earnings credits—Note 3(c)	(5,434)
Net Expenses	3,664,833
Investment Income—Net	4,889,692
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	30,037,233
Net unrealized appreciation (depreciation) on investments and foreign currency transactions	(31,487,892)
Net Realized and Unrealized Gain (Loss) on Investments	(1,450,659)
Net Increase in Net Assets Resulting from Operations	3,439,033

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended April 30, 2018 (Unaudited)	Year Ended October 31, 2017
Operations ($):
Investment income—net	4,889,692	7,431,059
Net realized gain (loss) on investments	30,037,233	81,727,711
Net unrealized appreciation (depreciation) on investments	(31,487,892)	51,743,881
Net Increase (Decrease) in Net Assets Resulting from Operations	3,439,033	140,902,651
Distributions to Shareholders from ($):
Investment income—net:
Class A	(2,279,472)	(4,459,761)
Class C	(14,849)	(189,659)
Class I	(1,234,771)	(1,897,491)
Class Y	(322,845)	(569,885)
Net realized gain on investments:
Class A	(50,202,585)	(24,695,735)
Class C	(3,042,872)	(3,605,203)
Class I	(16,479,448)	(6,477,436)
Class Y	(3,855,308)	(2,029,011)
Total Distributions	(77,432,150)	(43,924,181)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A	35,402,526	35,962,572
Class C	1,496,853	2,618,700
Class I	15,737,594	51,584,779
Class Y	7,822,209	17,189,028
Distributions reinvested:
Class A	46,613,437	26,056,589
Class C	2,679,645	2,870,473
Class I	16,258,515	7,590,468
Class Y	4,134,627	2,426,180
Cost of shares redeemed:
Class A	(36,291,683)	(77,784,365)
Class C	(26,681,662)	(20,102,137)
Class I	(28,501,605)	(52,044,097)
Class Y	(6,562,290)	(18,769,881)
Increase (Decrease) in Net Assets from Capital Stock Transactions	32,108,166	(22,401,691)
Total Increase (Decrease) in Net Assets	(41,884,951)	74,576,779
Net Assets ($):
Beginning of Period	660,478,353	585,901,574
End of Period	618,593,402	660,478,353
Undistributed (distributions in excess of) investment income—net	988,668	(49,087)

	Six Months Ended April 30, 2018 (Unaudited)	Year Ended October 31, 2017
Capital Share Transactions (Shares):
Class Aa,b
Shares sold	614,331	674,317
Shares issued for distributions reinvested	868,164	536,813
Shares redeemed	(663,344)	(1,484,405)
Net Increase (Decrease) in Shares Outstanding	819,151	(273,275)
Class Ca,b
Shares sold	31,324	55,857
Shares issued for distributions reinvested	56,698	66,608
Shares redeemed	(511,808)	(420,179)
Net Increase (Decrease) in Shares Outstanding	(423,786)	(297,714)
Class Ib
Shares sold	286,226	969,326
Shares issued for distributions reinvested	301,030	154,535
Shares redeemed	(524,167)	(984,004)
Net Increase (Decrease) in Shares Outstanding	63,089	139,857
Class Yb
Shares sold	142,258	327,229
Shares issued for distributions reinvested	76,633	49,707
Shares redeemed	(118,282)	(348,706)
Net Increase (Decrease) in Shares Outstanding	100,609	28,230

[a] During the period ended April 30, 2018, 44,099 Class C shares representing $2,354,093 were automatically converted for 39,282 Class A shares.

[b]During the period ended April 30, 2018, 130 Class A shares representing $6,953 were exchanged for 129 Class I shares and during the period ended October 31, 2017, 237 Class A shares representing $11,958 were exchanged for 236 Class I shares and 169 Class C shares representing $8,337 were exchanged for 151 Class A shares.

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements.

Six Months Ended
April 30, 2018		Year Ended October 31,
Class A Shares	(Unaudited)	2017	2016	2015	2014	2013
Per Share Data ($):
Net asset value, beginning of period	58.28	50.01	54.03	55.33	51.69	45.09
Investment Operations:
Investment income—net[a]	.40	.63	.69	.86	.78	.73
Net realized and unrealized gain (loss) on investments	(.01)	11.50	(.68)	(.09)	3.68	6.77
Total from Investment Operations	.39	12.13	.01	.77	4.46	7.50
Distributions:
Dividends from investment income—net	(.30)	(.59)	(.68)	(.89)	(.82)	(.70)
Dividends from net realized gain on investments	(6.52)	(3.27)	(3.35)	(1.18)	–	(.20)
Total Distributions	(6.82)	(3.86)	(4.03)	(2.07)	(.82)	(.90)
Net asset value, end of period	51.85	58.28	50.01	54.03	55.33	51.69
Total Return (%)[b]	.29[c]	25.88	.20	1.49	8.69	16.81
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.18[d]	1.18	1.19	1.17	1.17	1.18
Ratio of net expenses to average net assets	1.18[d]	1.18	1.19	1.17	1.17	1.18
Ratio of net investment income to average net assets	1.47[d]	1.18	1.39	1.59	1.45	1.52
Portfolio Turnover Rate	1.36[c]	7.36	5.51	5.38	2.01	2.97
Net Assets, end of period ($ x 1,000)	427,786	433,075	385,324	436,507	478,579	490,921

a Based on average shares outstanding.

b Exclusive of sales charge.

c Not annualized.

d Annualized.

See notes to financial statements.

Six Months Ended
April 30, 2018		Year Ended October 31,
Class C Shares	(Unaudited)	2017	2016	2015	2014	2013
Per Share Data ($):
Net asset value, beginning of period	51.91	44.90	48.93	50.33	47.09	41.18
Investment Operations:
Investment income—net[a]	.13	.24	.30	.42	.35	.34
Net realized and unrealized gain (loss) on investments	.08	10.24	(.63)	(.10)	3.36	6.16
Total from Investment Operations	.21	10.48	(.33)	.32	3.71	6.50
Distributions:
Dividends from investment income—net	(.02)	(.20)	(.35)	(.54)	(.47)	(.39)
Dividends from net realized gain on investments	(6.52)	(3.27)	(3.35)	(1.18)	–	(.20)
Total Distributions	(6.54)	(3.47)	(3.70)	(1.72)	(.47)	(.59)
Net asset value, end of period	45.58	51.91	44.90	48.93	50.33	47.09
Total Return (%)[b]	(.07)[c]	24.95	(.54)	.73	7.91	15.92
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.88[d]	1.92	1.93	1.91	1.91	1.93
Ratio of net expenses to average net assets	1.88[d]	1.92	1.93	1.91	1.91	1.93
Ratio of net investment income to average net assets	.56[d]	.51	.66	.86	.71	.77
Portfolio Turnover Rate	1.36[c]	7.36	5.51	5.38	2.01	2.97
Net Assets, end of period ($ x 1,000)	19,805	44,556	51,906	63,848	71,683	70,468

a Based on average shares outstanding.

b Exclusive of sales charge.

c Not annualized.

d Annualized.

See notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

Six Months Ended
April 30, 2018		Year Ended October 31,
Class I Shares	(Unaudited)	2017	2016	2015	2014	2013
Per Share Data ($):
Net asset value, beginning of period	58.72	50.46	54.48	55.78	52.10	45.44
Investment Operations:
Investment income—net[a]	.47	.77	.84	1.01	.92	.86
Net realized and unrealized gain (loss) on investments	–	11.59	(.69)	(.09)	3.71	6.81
Total from Investment Operations	.47	12.36	.15	.92	4.63	7.67
Distributions:
Dividends from investment income—net	(.49)	(.83)	(.82)	(1.04)	(.95)	(.81)
Dividends from net realized gain on investments	(6.52)	(3.27)	(3.35)	(1.18)	–	(.20)
Total Distributions	(7.01)	(4.10)	(4.17)	(2.22)	(.95)	(1.01)
Net asset value, end of period	52.18	58.72	50.46	54.48	55.78	52.10
Total Return (%)	.42[b]	26.21	.47	1.76	8.98	17.10
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.91[c]	.91	.92	.90	.91	.92
Ratio of net expenses to average net assets	.91[c]	.91	.92	.90	.91	.92
Ratio of net investment income to average net assets	1.70[c]	1.44	1.66	1.85	1.69	1.77
Portfolio Turnover Rate	1.36[b]	7.36	5.51	5.38	2.01	2.97
Net Assets, end of period ($ x 1,000)	134,832	148,024	120,150	141,850	136,654	110,847

a Based on average shares outstanding.

b Not annualized.

c Annualized.

See notes to financial statements.

Six Months Ended
April 30, 2018		Year Ended October 31,
Class Y Shares	(Unaudited)	2017	2016	2015	2014	2013[a]
Per Share Data ($):
Net asset value, beginning of period	58.71	50.49	54.52	55.81	52.11	48.38
Investment Operations:
Investment income—net[b]	.50	.85	.69	.97	.92	.18
Net realized and unrealized gain (loss) on investments	.00[c]	11.55	(.51)	(.01)	3.77	3.88
Total from Investment Operations	.50	12.40	.18	.96	4.69	4.06
Distributions:
Dividends from investment income—net	(.55)	(.91)	(.86)	(1.07)	(.99)	(.33)
Dividends from net realized gain on investments	(6.52)	(3.27)	(3.35)	(1.18)	–	–
Total Distributions	(7.07)	(4.18)	(4.21)	(2.25)	(.99)	(.33)
Net asset value, end of period	52.14	58.71	50.49	54.52	55.81	52.11
Total Return (%)	.46[d]	26.32	.56	1.84	9.10	8.41[d]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.83[e]	.82	.86	.84	.85	.79[e]
Ratio of net expenses to average net assets	.83[e]	.82	.86	.84	.85	.79[e]
Ratio of net investment income to average net assets	1.84[e]	1.59	1.41	1.74	1.51	1.10[e]
Portfolio Turnover Rate	1.36[d]	7.36	5.51	5.38	2.01	2.97
Net Assets, end of period ($ x 1,000)	36,171	34,823	28,522	4,581	141	1

a From the close of business on July 1, 2013 (commencement of initial offering) to October 31, 2013.

b Based on average shares outstanding.

c Amount represents less than $.01 per share.

d Not annualized.

e Annualized.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus Worldwide Growth Fund (the “fund”) is the sole series of Dreyfus Premier Worldwide Growth Fund, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified open-end management investment company. The fund’s investment objective is to seek long-term capital growth consistent with the preservation of capital. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Fayez Sarofim & Co. (“Sarofim & Co.”) serves as the fund’s sub-investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares. The fund is authorized to issue 100 million shares of $.001 par value Common Stock in each of the following classes of shares: Class A, Class C, Class I, Class T and Class Y. Class A and Class T shares generally are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class C shares automatically convert to Class A shares ten years after the date of purchase, without the imposition of a sales charge. Class I and Class Y shares are sold at net asset value per share generally to institutional investors. As of the date of this report, the fund did not offer Class T shares for purchase. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined to not accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Company’s Board of Directors (the “Board”). Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

The following is a summary of the inputs used as of April 30, 2018 in valuing the fund’s investments:

	Level 1 – Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities - Domestic Common Stocks†	384,386,621	—	—	384,386,621
Equity Securities - Foreign Common Stocks†	176,152,375	53,886,583††	—	230,038,958
Registered Investment Companies	17,696,897	—	—	17,696,897

† See Statement of Investments for additional detailed categorizations.

†† Securities classified within Level 2 at period end as the values were determined pursuant to the fund’s fair valuation procedures.

At April 30, 2018, the amount of securities transferred between levels equals fair value of exchanged traded equity securities as reported as Level 2 in the table above. At October 31, 2017, there were no transfers between levels of the fair value hierarchy. It is the fund’s policy to recognize transfers between levels at the end of the reporting period.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by Dreyfus, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. During the period ended April 30, 2018, The Bank of New York Mellon earned $4,890 from lending portfolio securities, pursuant to the securities lending agreement.

(d) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” under the Act.

(e) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from investment income-net are normally declared and paid quarterly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(f) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended April 30, 2018, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended April 30, 2018, the fund did not incur any interest or penalties.

Each tax year in the three-year period ended October 31, 2017 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The tax character of distributions paid to shareholders during the fiscal year ended October 31, 2017 was as follows: ordinary income $7,363,086 and long-term capital gains $36,561,095. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in an $830 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended April 30, 2018 was approximately $40,900 with a related weighted average annualized interest rate of 2.46%.

NOTE 3—Management Fee, Sub-Investment Advisory Fee, Administration Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with Dreyfus, the management fee is computed at the annual rate of .75% of the value of the fund’s average daily net assets and is payable monthly.

Pursuant to a sub-investment advisory agreement between Dreyfus and Sarofim & Co., Dreyfus pays Sarofim & Co. a fee at an annual rate of .2175% of the value of the fund’s average daily net assets which is payable monthly.

During the period ended April 30, 2018, the Distributor retained $8,234 from commissions earned on sales of the fund’s Class A shares and $192 from CDSCs on redemptions of the fund’s Class C shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

annual rate of .75% of the value of its average daily net assets. During the period ended April 30, 2018, Class C shares were charged $103,072 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended April 30, 2018, Class A and Class C shares were charged $553,814 and $34,357, respectively, pursuant to the Shareholder Services Plan.

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended April 30, 2018, the fund was charged $34,132 for transfer agency services and $5,409 for cash management services. These fees are included in Shareholder servicing costs in the Statement of Operations. Cash management fees were offset by earnings credits of $5,409.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended April 30, 2018, the fund was charged $39,308 pursuant to the custody agreement. These fees were partially offset by earnings credits of $25.

During the period ended April 30, 2018, the fund was charged $6,333 for services performed by the Chief Compliance Officer and his staff. These fees are included in Miscellaneous in the Statement of Operations.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $386,108, Distribution Plan fees $12,455, Shareholder Services Plan fees $93,038, custodian fees $42,140, Chief Compliance Officer fees $4,214 and transfer agency fees $23,062.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended April 30, 2018, amounted to $8,844,271 and $46,628,074, respectively.

At April 30, 2018, accumulated net unrealized appreciation on investments was $348,566,689, consisting of $352,510,895 gross unrealized appreciation and $3,944,206 gross unrealized depreciation.

At April 30, 2018, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 5—Plan of Reorganization:

The Board has approved, an Agreement and Plan of Reorganization between the fund and Dreyfus Core Equity Fund (the “Acquired Fund”), providing for the Acquired Fund to merge into the fund as part of a tax-free reorganization. The merger is pending the approval of the Acquired Fund’s shareholders on July 11, 2018. The merger is anticipated to occur on or about August 24, 2018. On that date, the Acquired Fund will transfer all of its assets at net asset value, subject to its liabilities, for an equivalent value of such shares of the fund. Such shares will be distributed pro rata to shareholders of the Acquired Fund so that each shareholder will receive a number of shares of the fund equal to the aggregate net asset value of the shareholder’s Acquired Fund shares.

For More Information

Dreyfus Worldwide Growth Fund

200 Park Avenue
New York, NY 10166

Investment Adviser

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Sub-Investment Adviser

Fayez Sarofim & Co.
Two Houston Center
Suite 2907
909 Fannin Street
Houston, TX 77010

Custodian

The Bank of New York Mellon
225 Liberty Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor

MBSC Securities Corporation
200 Park Avenue
New York, NY 10166

Ticker Symbols:	Class A: PGROX Class C: PGRCX Class I: DPWRX Class Y: DPRIX

Telephone Call your financial representative or 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@dreyfus.com

Internet Information can be viewed online or downloaded at www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (phone 1-800-SEC-0330 for information).

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.dreyfus.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-DREYFUS.

© 2018 MBSC Securities Corporation 0070SA0418

Item 2.       Code of Ethics.

                  Not applicable.

Item 3.       Audit Committee Financial Expert.

                  Not applicable.

Item 4.       Principal Accountant Fees and Services.

                  Not applicable.

Item 5.       Audit Committee of Listed Registrants.

                  Not applicable.

Item 6.       Investments.

(a)              Not applicable.

Item 7.       Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

                  Not applicable.

Item 8.       Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.       Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

                  Not applicable.

Item 10.     Submission of Matters to a Vote of Security Holders.

                  There have been no material changes to the procedures applicable to Item 10.

Item 11.     Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.     Exhibits.

(a)(1)   Not applicable.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)   Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dreyfus Premier Worldwide Growth Fund, Inc.

By:       /s/ Bradley J. Skapyak

            Bradley J. Skapyak

            President

Date:    June 27, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:       /s/ Bradley J. Skapyak

            Bradley J. Skapyak

            President

Date:    June 27, 2018

By:       /s/ James Windels

            James Windels

            Treasurer

Date:    June 27, 2018

EXHIBIT INDEX

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)